Fulton Financial Corporation

Investor Presentation

Citigroup Financial

Services Conference

January 29-30, 2008

The following presentation may contain forward-looking statements about
Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal
Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Forward-Looking Statement

Presentation Outline

Corporate Overview

Growth Initiatives

Challenges and responses

Financial Performance

Fulton Financial Profile

Regional financial holding company
(formed in 1982)

11 community banks and 3 financial
services affiliates in 5 states

267 community banking offices

Asset size:  $15.9 billion

Market capitalization:   $2.0 billion

34 consecutive years of dividend increases

9.8% compounded annual growth rate in
dividends per share

7.3% compounded annual growth rate in
earnings per share

25 bank acquisitions

Expanded into five states creating valuable
geographic franchise

What have we accomplished?

10-year Dividend History

0.2423

0.2672

0.3280

0.3662

0.4524

0.4932

0.5400

0.5810

0.2942

0.4050

0.5975

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Quarterly Cash Dividend

15 cents

Dividend yield:
approximately 5%

Capital (estimated 12/31/07)

Total Capital (GAAP):

Total Regulatory Capital:

Ratios (estimated):

Total Risk-Based Capital

Tier 1 Risk-Based Capital

Leverage Capital

$1.57 billion

$1.41 billion

11.90%

9.30%

7.40%

Strategic Plan

Superior Employee Satisfaction

Superior Customer Satisfaction

Superior Financial Performance

Superior Operating Efficiency

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- The Peoples Bank of Elkton
- Resource Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
CHESTER
MONTGOMERY
FRANKLIN
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
FAIRFAX
PRINCE GEORGES
KENT
SUSSEX
Delaware
Key Organic Growth Markets
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

Key Organic Growth Markets

Virginia Organic Growth Initiatives

Resource Bank to become division of
Fulton Bank

Transition RB from a nationwide
mortgage lender into a strong
community bank

Core funding and lending activities

New branches in strongest eastern
Virginia markets

Utilize Fulton critical mass

FFC Affiliates in Affluent Markets*

*Source: Bancology Vol. 24, September 2007

County

National

Ranking

Ranking in

State

Median HH

Ranking

FFC Affiliate

Hunterdon, NJ

#2

#1

$95,981

Skylands Bank

Loudoun, VA

#3

#1

$93,034

Resource Bank

Fairfax, VA

#4

#2

$91,851

Resource Bank

Morris, NJ

#6

#2

$90,417

Skylands Bank

Somerset, NJ

#7

#3

$90,411

Skylands Bank

Howard, MD

#9

#1

$86,370

Columbia Bank

*Source: SNL, Median HH Income, 2007 data

Serving PA’s Strongest Markets*

County

Rank

Projected Population

Change 2007-2012 (%)

Median HH

Income 2007 ($)

Projected HH

Income Change

2007-2012 (%)

Chester, PA

1

9.02

85,956

22.09

Montgomery, PA

2

3.58

79,785

21.29

Bucks, PA

3

4.64

78,883

21.22

Delaware, PA

4

1.20

65,392

19.82

Cumberland, PA

5

5.15

59,921

18.76

Northampton, PA

6

7.77

58,306

18.27

Lancaster, PA

8

4.78

57,258

15.49

York, PA

9

7.43

56,775

15.13

Lehigh, PA

10

5.61

56,725

19.15

Berks, PA

11

5.88

56,332

16.44

Average

5.51

65,533

18.77

Average of all other (58)

2.65

43,673

15.89

Q4/07 Highlights

Reported EPS of $0.22 ($0.03, or 15.8%,
higher than Q3 07)

Good commercial loan growth: 10%
annualized

Asset quality good - returning to more
normal levels; Increased LLP $2.2 million

Good growth in deposit account related
income

Q4/07 Highlights Continued

Significantly lower mortgage losses

Good CD growth at reasonable rates

Strong capital and liquidity

No exposure to CDOs; only agency-
guaranteed MBS

Funding

Continued denovo expansion in
existing and new markets

DDA Switch Kit w/cash incentives

Targeted direct mail

Superior customer experience

Relationship banking incentives

Team Advantage Banking

Appointed Chief Deposit Officer

Quality Loan Growth

Additional revenue producing staff

Current customers as referral source

New fixed/floating consumer product

Asset quality remains good

Consistent lending philosophy

Other Income

Focus on FFA recurring fee base

New overdraft management program

Increased debit card utilization

Expanded cash management base

Other Expense

Workforce reduction

Retirement plan realignment

Product standardization to simplify
customer choices and reduce costs

Departmental centralization

Superior Customer Satisfaction

*Retail: Q4/07

90% extremely/very satisfied

Commercial: Q4/07

90% extremely/very satisfied

*Compared to national average of 63%

  Source: American Banker/Gallup Consumer Survey

47 relationships with commitments to lend

            of $20 million or more

Maximum individual commitment of
$33 million

Average commercial lending relationship size is
$405,526

Loans and corresponding relationships are within
Fulton’s geographic market area

Summary of Larger Loans (12/31/07)

Loan Diversification (12/31/07)

21%

12%

5%

31%

31%

Commercial

Commercial

Mortgage

Res Mtg and

Home Equity

Construction

Consumer and

other

Commercial Loan Concentration By Industry (as of 12/31/07)

Industry

%

Construction

27.2

RE - Investor - Owned

22.9

Services

14.0

Manufacturing

7.2

Retail

6.1

Health Care

5.4

Agriculture

4.9

Wholesale

4.3

Other

2.8

Financial Services

2.0

Arts and Entertainment

1.9

Transportation

1.3

100.0

Credit Ratings

Dominion Bond Rating Service

Fitch Ratings

Stable

Outlook

Stable

Outlook

A-

Long-term rating

A

Credit rating

F-1

Short-term rating

Stable

Outlook

A-1

      Lead Bank Deposits

A-2

      Issuer

Stable

Outlook

Long-term rating

BBB+

Credit rating

P-1

Short-term rating

Standards & Poors

Moody’s Investor Services

Financial Performance

Quarter Ended December 31, 2007

$38.2 million

$  0.22

$  0.150

0.97%

9.72%

17.44%

Net income

      (13.7% increase from 3rd Q 2007;

            18.1% decrease from 2006)

Net income per share

            (15.8% increase from 3rd Q 2007;

            18.5% decrease from 2006)

Cash dividends per share
(1.7% increase over 2006)

Return on assets

Return on equity

Return on tangible equity

International Bancshares Corporation

Old National Bancorp

South Financial Group, Inc.

Susquehanna Bancshares, Inc.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation

Associated Banc-Corp

BancorpSouth, Inc.

Bank of Hawaii Corporation

BOK Financial Corporation

Citizens Republic Bancorp

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancshares, Inc.

Cullen/Frost Bankers, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First Merit Corporation

Peer Group

Income Statement Summary
(December Year to Date)

2007

2006

$

%

(dollars in thousands)

Net Interest Income

488,740

$

485,560

$

3,180

$

1%

Loan Loss Provision

(15,060)

(3,500)

(11,560)

330%

Other Income

146,280

142,440

3,840

3%

Securities Gains

1,740

7,440

(5,700)

-77%

Other Expenses

(405,450)

(365,990)

(39,460)

11%

Income Taxes

(63,530)

(80,420)

16,890

-21%

Net Income

152,720

$

185,530

$

(32,810)

$

-18%

Earnings Per Share

0.88

$

1.06

$

-$0.18

-17%

Income Statement Summary
(linked quarter)

4th Qtr

3rd Qtr

$

%

(dollars in thousands)

Net Interest Income

123,650

$

122,410

$

1,240

$

1%

Loan Loss Provision

(6,800)

(4,610)

(2,190)

48%

Other Income

35,750

36,870

(1,120)

-3%

Securities Gains

(540)

(130)

(410)

N/M

Other Expenses

(98,450)

(107,990)

9,540

-9%

Income Taxes

(15,430)

(12,990)

(2,440)

19%

Net Income

38,180

$

33,560

$

4,620

$

14%

Earnings Per Share

0.22

$

0.19

$

$0.03

16%

Average Loans
(December Year to Date)

2007

2006

$

%

(dollars in millions)

Commercial

3,210

$

2,810

$

400

$

14%

Comm'l Mort

3,340

3,070

270

9%

Resid Mort

760

640

120

19%

Home Equity

1,450

1,420

30

2%

Construction

1,380

1,350

30

2%

Cons./Other

600

600

-

0%

Total Loans

10,740

$

9,890

$

850

9%

Average Loans
Linked Quarter

4th Q 07

3rd Q 07

$

%

(dollars in millions)

Commercial

3,360

$

3,280

$

80

$

2%

Comm'l Mort

3,440

3,380

60

2%

Resid Mort

830

770

60

8%

Home Equity

1,480

1,450

30

2%

Construction

1,380

1,380

-

0%

Cons./Other

590

600

(10)

-2%

Total Loans

11,080

$

10,860

$

220

2%

Net Interest Margin
(12/31/07)

3.66

3.62

3.46

3.25

3.50

3.75

4.00

4.25

4.50

4.75

FFC

Peer

Top 50

Net Interest Margin Trend

3.50

3.60

3.70

3.80

3.90

4.00

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Q4 07

Reported

Core

6 month cumulative gap – 0.83

Interest Rate Shocks

(12/31/07)

Rate Change      NII Change (Annual)       % Change

  +300 bp                - $   3.5 million                           -  0.7%

  +200 bp                - $   2.3 million                           -  0.5%

  +100 bp           - $   1.2 million                          -  0.2%

  - 100 bp                -  $  0.6 million                           -  0.1%

  - 200 bp                -  $  5.3 million                           -  1.0%

  - 300 bp                -  $ 11.2 million                       -  2.2%

Investment Portfolio
(12/31/2007)

No collateralized debt obligations (CDOs)

All MBS agency – guaranteed

ENDING

MODIFIED

BALANCE

DURATION

CREDIT RATING

(000's)

Mortgage-backed securities

1,462.9

$

3.46

AAA

Municipal bonds

511.0

4.24

AAA

Collateralized mortgage obligations

588.8

3.82

AAA

U.S. Treasuries and agencies

214.1

1.79

AAA

Corporate & trust preferred securities

169.9

8.50

Various

Bank stocks

92.7

NA

Not rated

FHLB stock

122.4

NA

AAA

Other investments

21.5

NA

Unrealized gain - bank stock

(23.3)

Unrealized loss-bonds

(6.7)

Total Investments

3,153.6

$

3.84

Average Deposits
(Year to Date December)

2007

2006

$

%

(dollars in millions)

Nonint DDA

1,710

$

1,810

$

(100)

$

-6%

Int DDA

1,700

1,670

30

2%

Savings/MMDA

2,260

2,340

(80)

-3%

CD's

4,550

4,130

420

10%

Cash Mgt

650

520

130

25%

Total Deposits

10,870

$

10,470

$

400

$

4%

Average Deposits
Linked Quarter

4th Q 07

3rd Q 07

$

%

(dollars in millions)

Nonint DDA

1,680

$

1,700

$

(20)

$

-1%

Int DDA

1,720

1,730

(10)

-1%

Savings/MMDA

2,180

2,260

(80)

-4%

CD's

4,600

4,630

(30)

-1%

Cash Mgt

720

690

30

4%

Total Deposits

10,900

$

11,010

$

(110)

$

-1%

Net Charge-Offs To Loans
(12/31/07)

0.09

0.18

0.23

0.00

0.10

0.20

0.30

0.40

0.50

0.60

0.70

0.80

90

91

92

93

94

95

96

97

98

99

00

01

02

03

04

05

06

9/07

12/07

FFC

Peer

Top 50

Other Income
(Year to Date December)

2007

2006

$

%

(dollars in thousands)

Invt Mgt & Trust

38,670

$

37,440

$

1,230

$

3%

Overdraft & NSF Fees

22,350

20,530

1,820

9%

Mort. Sales Gains

14,290

21,090

(6,800)

-32%

Service Charges

12,620

13,210

(590)

-4%

Cash Mgt Fees

11,530

10,040

1,490

15%

Success Card Fees

8,720

7,520

1,200

16%

Other

38,100

32,610

5,490

17%

Total

146,280

$

142,440

$

3,840

$

3%

Other Income
Linked Quarter

4th Q 07

3rd Q 07

$

%

(dollars in thousands)

Invt Mgt & Trust

9,290

$

9,290

$

-

$

0%

Overdraft & NSF Fees

7,090

5,280

1,810

34%

Service Charges

3,160

3,150

10

0%

Cash Mgt Fees

3,100

2,870

230

8%

Mort. Sales Gains

2,180

2,530

(350)

-14%

Success Card Fees

2,390

2,180

210

10%

Other

8,540

11,570

(3,030)

-26%

Total

35,750

$

36,870

$

(1,120)

$

-3%

Efficiency Ratio
(12/31/07)

61.2

57.3

59.6

59.3

50.0

52.0

54.0

56.0

58.0

60.0

62.0

64.0

93

94

95

96

97

98

99

00

01

02

03

04

05

06

9/07

12/07

FFC

FFC (Excl RB Charge)

Peer

Top 50

Other Expense
(Year to Date December)

2007

2006

$

%

(dollars in thousands)

Salaries & Benefits

217,530

$

213,910

$

3,620

$

2%

Occupancy & Equip.

53,850

50,740

3,110

6%

Operating Risk Loss

27,230

4,820

22,410

465%

DP/Software/Telecom

25,860

24,780

1,080

4%

Amortization

8,330

7,910

420

5%

Other Expenses

72,650

63,830

8,820

14%

Total

405,450

$

365,990

$

39,460

$

11%

Other Expense
Linked Quarter

4th Q 07

3rd Q 07

$

%

(dollars in thousands)

Salaries & Benefits

53,170

$

52,510

$

660

$

1%

Occupancy & Equip.

13,300

13,250

50

0%

Operating Risk Loss

770

16,340

(15,570)

-95%

DP/Software/Telecom

6,450

6,470

(20)

0%

Amortization

2,160

2,000

160

8%

Other Expenses

22,600

17,420

5,180

30%

Total

98,450

$

107,990

$

(9,540)

$

-9%

Summary

Healthy commercial loan pipeline

Strong liquidity position

Strong capital position

Attractive dividend yield

Good geographic markets

Aggressive core deposit marketing

High customer satisfaction

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com

Where are we located?

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- The Peoples Bank of Elkton
- Resource Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
FRANKLIN
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
FAIRFAX
PRINCE GEORGES
NEW CASTLE
KENT
SUSSEX
Delaware
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

FULTON FINANCIAL
CORPORATION